UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (404) 978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2019, PulteGroup, Inc. (the “Company”) issued a press release announcing that John J. Chadwick has been promoted to Executive Vice President and Chief Operating Officer of the Company effective April 1, 2019 upon the previously reported retirement of Harmon D. Smith. Mr. Chadwick, who is 57 years of age, was appointed the Company's Area President, West in January 2012 and previously held Division and Area leadership positions in the Company’s Arizona operations since January 2003.

Mr. Chadwick’s annual base salary has increased to $600,000, his annual incentive bonus target has increased to $600,000, and his long-term incentive bonus target has increased to $1,300,000. In addition, the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors of the Company approved an award to Mr. Chadwick under the Company’s 2013 Stock Incentive Plan (the “Plan”) of restricted stock units valued at $387,500 on the grant date, which will vest in their entirety on the third anniversary of the grant date. The Compensation Committee also approved an additional long-term incentive award to Mr. Chadwick of $387,500 for the 2019-2021 performance cycle pursuant to the Company’s Long-Term Incentive Program under the Plan.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Chadwick and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. There is no arrangement or understanding between Mr. Chadwick and any other person pursuant to which Mr. Chadwick was appointed to his position. There are no transactions in which Mr. Chadwick has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1    Press Release issued on March 21, 2019 by PulteGroup, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	March 21, 2019	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary